SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Rule 14a-11(c) or or Rule 14a-12

                            WESTERN RESOURCES, INC.
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                (Name of Registrant as Specified In Its Charter)

                            WESTERN RESOURCES, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(I)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3)
/ /  Fee computed  on   table  below   per  Exchange   Act  Rules  14a-6(I)(4)
     and 0-11

     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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     4) Proposed maximum aggregate value of transaction:
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Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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/x/  Filing fee paid with preliminary filing.

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The following message to employees was released via electronic mail by Western Resources' Shareholder Services Department on or about July 6, 1998:

A number of employees have asked why they received a second proxy card, especially if they had already returned the card received with the proxy statement and notice of meeting. A proxy card accompanied the brochure which was prepared to provide answers to commonly asked questions about the transaction and its impact on Western Resources shareholders.

Many employees will receive two cards because they own shares directly with the company and also through the 401K Plan.

A shareholder need return only one proxy card for each account. Any reminder mailings for the Special Shareholder Meeting will be directed only to those shareholders that have not returned a proxy card.
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